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                                                                  EXHIBIT 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-38528, 333-41718, 333-53206, 333-53202 and
333-59318) and in the related Prospectuses pertaining to the registration of $196,250,000 of 4 3/4% convertible subordinated notes due March 2007 and 3,074,091 shares of common stock issuable upon conversion of the notes, the registration of an aggregate amount of $220,000,000 of common stock and the registration of an aggregate amount of $305,000,000 of debt and equity securities, and in the Registration Statements on Form S-8 (Nos. 333-19389, 333-44717, 333-43560, 333-49026, 333-54526, 333-60358, 333-64230 and
333-68984) pertaining to the 1992 Stock Option Plan, the 1994 Equity Incentive Plan, the Non-Employee Directors' Stock Option Plan, the Nonstatutory Stock Options, the 2000 Nonstatutory Incentive Plan, the 2000 Equity Incentive Plan and the Employee Stock Purchase Plan of CV Therapeutics, Inc., of our report dated February 13, 2002, with respect to the consolidated financial statements of CV Therapeutics, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2001.


                                 /s/ Ernst & Young LLP

Palo Alto, California
March 28, 2002